Exhibit 32.2

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2003


In connection with the Quarterly Report of Hurco Companies, Inc. (the "Company") on Form 10-Q for the period ending January 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certifies, pursuant to ss. 906 of the Sarbanes-Oxley Act of 2003, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.








/s/ Roger J. Wolf
Roger J. Wolf
Senior Vice President & Chief Financial Officer
March 9, 2004